Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill [Abstract]
Goodwill Disclosure
Goodwill

Goodwill was allocated to us from Phillips 66 based on the relative fair market value of our net PP&E, compared with the fair market value of Phillips 66's reporting unit that included our net PP&E as of the date on which Phillips 66's purchase transaction that resulted in goodwill was completed. Goodwill is tested for impairment on an annual basis and when indicators of potential impairment exist. We have performed our annual impairment tests, and no impairment in the carrying value of goodwill has been identified for the years ended December 31, 2013, 2012 and 2011. Goodwill was $2.5 million as of December 31, 2013 and 2012.